TRANSPARENT VALUE TRUST
Supplement Dated May 12, 2016
To the currently effective Statutory Prospectus (the “Prospectus”), as supplemented from time to time, for Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), a series of Transparent Value Trust.

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus and Statement of Additional Information.

Effective May 9, 2016, Guggenheim Funds Distributors, LLC replaced ALPS Distributors, Inc. as distributor of the Portfolio’s shares.
Accordingly, effective May 9, 2016, all references to ALPS Distributors, Inc. are hereby deleted and shall be replaced by Guggenheim Funds Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

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